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EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated November 21, 2000 (except Note 15, as to which the date is March 6, 2001), in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-54086) and related Prospectus of IASIS Healthcare Corporation for the Registration of 13,350,000 shares of its common stock.



                                                      /s/ Ernst & Young LLP


Nashville, Tennessee
March 6, 2001